UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 10, 2016

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (720) 420-1290

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 10, 2016, CannaSys, Inc. and Beta Killers LLC, a Colorado limited liability company, entered into an Asset Purchase Agreement ("APA") and a General Assignment and Bill of Sale, whereby CannaSys acquired all of the assets comprising the current version of the Citizen Toke application, including all Intellectual Property (as defined in the APA), code, and other intangibles and related documentation associated with Citizen Toke.

Concurrently with the execution of the APA, CannaSys and Beta Killers executed a Master Services Agreement whereby CannaSys engaged Beta Killers to provide professional services in areas of technology, product, and software development; branding, marketing, and business development; products sales and growth; and customer relations.

As part of this transaction, CannaSys engaged Benjamin Tyson, the chief executive officer of Beta Killers, for an initial two-year term pursuant to an Advisory Engagement Agreement and issued to him a Grant of Restricted Stock for 250,000 shares of CannaSys common stock, to vest over 12 months in accordance with the schedule set forth in the stock grant. The shares of common stock to be issued pursuant to the Grant of  Restricted Stock will be issued in reliance on the exemption from registration provided in Section 4(a)(2) and Rule 506 of the Securities Act of 1933, as amended, for transactions not involving any public offering. Mr. Tyson is an "accredited investor" as defined in Rule 501(a) of Regulation D and confirmed the foregoing and acknowledged that the securities were acquired for his own account, for investment only and not with a view to, or for resale in connection with, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and the securities would not be disposed of in contravention of the Securities Act, any applicable state securities laws, the restricted stock grant, or CannaSys's charter documents. All certificates evidencing the shares of common stock will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See description under Item 1.01 above.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See description under Item 1.01 above.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.57	Asset Purchase Agreement, together with exhibits, between CannaSys, Inc. and Beta Killers LLC, dated August 10, 2016	Attached.

_______________________________________
*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: August 16, 2016	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer